POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of Carolina Freight Corporation (the "Corporation") and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints John B. Yorke, Richard E. F. Valitutto and Robert S. McLean and each of them acting individually, its and his true and lawful attorneys, with full power to act without the other and with full power of substitution, to execute, deliver and file in its and his name and on its and his behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below,
(a) a Registration Statement on Form S-8 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of 200,000 shares of the Common Stock, $.50 par value per share, of the Corporation for sale from time to time by the Corporation to various of its key employees pursuant to the exercise of options granted under the Carolina Freight Corporation 1994 Nonqualified Stock Option Plan, and any and all amendments, including any and all post-effective amendments, to the foregoing and any and all documents in support thereof or supplemental thereto, and (b) such registration statements, petitions, applications, consents to service of process or other instruments, and any and all amendments or supplements to the foregoing and any and all documents in support thereof or supplemental thereto, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement under such state or other securities laws, regulations and requirements as may be applicable; and each of the Corporation and said Officers and Directors hereby grants to said attorneys, and to each of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys or attorney may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as the Corporation might or could do, and as each of said Officers and Directors might or could do personally in his capacity or capacities as aforesaid, and each of the Corporation and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys or attorney might do or cause to be done by virtue of this power of attorney and its or his signature as the same may be signed by said attorneys or attorney, or either of them, to any or all of the following (and/or any and all amendments and supplements to any or all thereof): such Registration Statement under the Securities Act, and all such registration statements, petitions, applications, consents to service of process and other instruments, and any and all amendments to the foregoing and any and all documents in support thereof or supplemental thereto, under such securities laws, regulations and requirements as may be applicable.

     IN WITNESS WHEREOF, Carolina Freight Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors of the Corporation in the capacity or capacities noted has hereunto set his hand on the date indicated.

                              CAROLINA FREIGHT CORPORATION


                              By:  /S/ LARY R. SCOTT

                                   Lary R. Scott
                                   Chairman and Chief Executive
                                     Officer
                              Dated:    December 5, 1994


    SIGNATURE                  TITLE                   DATE

/S/ LARY R. SCOTT
Lary R. Scott              Chairman, Chief       December 5, 1994
                           Executive Officer
                           and Director
                           (Principal Executive
                           Officer)

/S/ SHAWN W. POOLE
Shawn W. Poole             Vice President and    December 5, 1994
                           Chief Financial
                           Officer (Principal
                           Financial and
                           Accounting Officer)

/S/ J. M. CARSTARPHEN
J.M. Carstarphen           Director              December 5, 1994

/S/ CHARLES L. GRACE
Charles L. Grace           Director              December 5, 1994

/S/ HOWARD H. HAWORTH
Howard H. Haworth          Director              December 5, 1994

/S/ PALMER E. HUFFSTETLER
Palmer E. Huffstetler      Director              December 5, 1994

/S/ WILLIAM M. R. MAPEL
William M. R. Mapel        Director              December 5, 1994

/S/ DR. JAMES G. MARTIN
Dr. James G. Martin        Director              December 5, 1994

/S/ PAUL F. RICHARDSON
Paul F. Richardson         Director              December 5, 1994

/S/ KENNETH G. YOUNGER
Kenneth G. Younger         Director              December 5, 1994